SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2004

OMTOOL, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22871	02-0447481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8A Industrial Way Salem, NH		03079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 898-8900

ITEM 5.          Other Events.

On April 27, 2004, the Registrant effected a two-for-one stock split in the form of a stock dividend, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on April 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: April 30, 2004	By:	/s/ Daniel A. Coccoluto
Daniel A. Coccoluto
Chief Financial Officer (Acting), Secretary and
Treasurer